POWER OF ATTORNEY

Know all by these presents,that

the undersigned hereby constitutes

and appoints each of Andrew D. Ashe,

George V. Migausky, and Stacie S.

Aarestad, or each of them acting

individually, the undersigned's

true and lawful attorney-in-fact

to:

(1) execute for and on behalf of

the undersigned a Form ID

application to be filed with the

Securities and Exchange Commission

to obtain EDGAR codes for the

undersigned;

(2) execute for and on behalf of

the undersigned Forms 3, 4, and 5

with respect to the securities

of Dyax Corp.(the "Company") in

accordance with Section 16(a) of

the Securities and Exchange Act

of 1934 and the rules thereunder;

(3) do and perform any and all

acts for and on behalf of the

undersigned which may be

necessary or desirable to

complete and execute any such

Form ID application or Form 3, 4,

or 5, complete and execute any

amendment or amendments thereto,

and timely file such forms with

the United States Securities and

Exchange Commission and any stock

exchange or similar authority; and

(4) take any other action of any

type whatsoever in connection with

the foregoing which, in the opinion

of such attorney-in-fact, may be

of benefit to, in the best interest

of, or legally required by, the

undersigned, it being understood

that the documents executed by such

attorney-in-fact on behalf of the

undersigned pursuant to this Power

of Attorney shall be in such form

and shall contain such terms and

conditions as such attorney-in-fact

may approve in such attorney-in-

fact's discretion.

The undersigned hereby grants to

each such attorney-in-fact full

power and authority to do and

perform any and every act and

thing whatsoever requisite,

necessary, or proper to be done in

the exercise of any of the rights

and powers herein granted, as fully

to all intents and purposes as the

undersigned might or could do if

personally present, with full

power of substitution or revocation,

hereby ratifying and confirming all

that such attorney-in-fact, or such

attorney-in-fact's substitute or

substitutes, shall lawfully do or

cause to be done by virtue of this

power of attorney and the rights

and powers herein granted.  The

undersigned acknowledges that the

foregoing attorneys-in-fact, in

serving in such capacity at the

request of the undersigned, are

not assuming, nor is the Company

assuming, any of the undersigned's

responsibilities to comply with

Section 16 of the Securities

Exchange Act of 1934, as amended.

This Power of Attorney shall

remain in full force and effect

until the undersigned is no longer

required to file Forms 3, 4, and 5

with respect to the undersigned's

holdings of and transactions in

securities issued by the Company,

unless earlier revoked by the

undersigned in a signed writing

delivered to the foregoing attorneys-

in-fact.

IN WITNESS WHEREOF, the undersigned

has caused this Power of Attorney to

be executed this 8th day of May

2014.

/s/ Todd Bazemore